UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2009

INSIGNIA SOLUTIONS PLC
(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7575 E Redfield Rd Suite 201 Scottsdale, AZ 85260 United States of America
(Address of principal executive offices) (Zip code)

480-922-8155
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Insignia Solutions plc (“Insignia” or the “Registrant”) held its Annual General Meeting on June 11. 2009.  At the Annual General Meeting, our Chief Executive Officer, Peter Engel, made a presentation regarding the business and operations of DollarDays International, Inc., its wholly owned subsidiary. The presentation attached hereto as Exhibit 99.1 is in the form of the slide show presented at the Annual General Meeting.

Forward-looking Statements

This current report and presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about the Registrant.  Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of management of the Registrant, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The Registrant does not assume any obligation to update the information contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Stockholder Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 11, 2009	INSIGNIA SOLUTIONS PLC

Peter Engel
President and Chief Executive Officer